Sharecare provides strategic update

Independent special committee of the Sharecare Board of Directors reviewing multiple proposals

ATLANTA – March 12, 2024 – Sharecare (Nasdaq: SHCR) has been evaluating a range of options including a potential sale of the Company, as well as a reevaluation of potential carveout divestitures and an assessment of Sharecare’s strategic direction and continuation as a standalone public company.

Sharecare has been interacting with interested parties, and the Board of Directors formed a special committee of independent directors to evaluate multiple proposals for a potential sale transaction and alternatives thereto. Financial and legal advisors have been retained to assist in the evaluation process.

“Given the disconnect between Sharecare’s stock price and the intrinsic value of our company, we believe engaging with parties who have expressed interest in acquiring us is a prudent approach in our efforts to maximize value for our shareholders,” said Jeff Arnold, executive chairman and founder of Sharecare. “The board is committed to taking whatever action is in the best interests of shareholders while management continues to be fully committed to the satisfaction of our customers and executing on our strategy and growth plans.”

No definitive decisions have been reached regarding strategic alternatives and there is no assurance if or when a transaction may occur. Sharecare will provide an update during its earnings call scheduled for Thursday, March 28, 2024.

About Sharecare
Sharecare is the leading digital health company that helps people – no matter where they are in their health journey – unify and manage all their health in one place. Our comprehensive and data-driven virtual health platform is designed to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by driving positive behavior change. Driven by our philosophy that we are all together better, at Sharecare, we are committed to supporting each individual through the lens of their personal health and making high-quality care more accessible and affordable for everyone. To learn more, visit www.sharecare.com.

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this press release include, but are not limited to, statements regarding the strategic review and the evaluation of proposals for a sale transaction and other strategic alternatives.

We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to differ materially from these forward-looking statements are discussed in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC“), including the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Relations: pr@sharecare.com

Investor Relations: investors@sharecare.com